UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 27, 2014

QUINSTREET, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34628	77-0512121
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

950 Tower Lane, 6th Floor

Foster City, CA 94404

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (650) 578-7700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On October 30, 2014, QuinStreet, Inc. (the “Company”) issued a press release announcing its financial results for its first fiscal quarter ended September 30, 2014. A copy of this press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information disclosed under this Item 2.02 in this report, including Exhibit 99.1 hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended (the “Securities Act”), except as expressly set forth in such filing.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 29, 2014, the board of directors (the “Board”) of the Company appointed David Pauldine to serve as a Class I director to hold office until the Company’s 2016 annual meeting of stockholders, or until his earlier resignation or removal. As compensation for his service on the Board, Mr. Pauldine will receive the Company’s standard compensation for non-employee directors disclosed in its proxy statement on Schedule 14A filed with the Securities and Exchange Commission on September 17, 2014, and has entered into the Company’s standard indemnification agreement for non-employee directors.

Mr. Pauldine recently retired as President of DeVry University and Executive Vice President of DeVry Education Group, and is the immediate past Chairman of APSCU, the Association of Private Sector Colleges & Universities.

On Monday, October 27, 2014, Kenneth Hahn informed the Company of his intention to resign as Chief Operating Officer to pursue a position as Chief Financial Officer of a pre-IPO SaaS company. The Company currently does not intend to replace the position of Chief Operating Officer. Mr. Hahn’s resignation after eight years at the Company was the result of his new employment opportunity and not a result of any disagreement with the Company on any matter relating to its operations, policies or practices.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Press release of QuinStreet, Inc. dated October 30, 2014*

*	Exhibit 99.1 hereto is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, nor shall it be incorporated by reference into any registration statement or other document pursuant to the Securities Act, except as expressly set forth in such filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUINSTREET, INC.

Dated: October 30, 2014	By:	/s/ Douglas Valenti
Douglas Valenti
Chief Executive Officer

INDEX TO EXHIBITS

Exhibit Number	Description

99.1	Press release of QuinStreet, Inc. dated October 30, 2014*

*	Exhibit 99.1 hereto is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, nor shall it be incorporated by reference into any registration statement or other document pursuant to the Securities Act, except as expressly set forth in such filing.